UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23687

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Alexandre-Cyril Manz

-----------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC. 2021 ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholders:

The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (formerly known as U.S. Municipal & Income Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the fiscal year ended December 31, 2021.

The evolution of the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic continued to shape the events of the fiscal year. The virus originated in China in 2019 and by early March 2020 had caused major disruptions to the world economies.

Initially, equity markets had negative responses to the COVID-19 pandemic, with U.S. major equity indices experiencing historical drops of more than 30% in a matter of days. It was the fastest decrease ever and the largest since the Great Depression of 1929. To compound matters, decreasing global demand and a price war between Russia and Saudi Arabia sent the price of oil plunging to its lowest price in decades; oil related securities traded at their lowest prices ever.

As the economy recovered, the stock markets rebounded from the record lows of March 2020. However, performance was mixed, sectors like technology and health care rebounded well, with some companies reaching record highs, and other sectors such as retail, airlines, cruise lines, among others, remained under pressure. At the end of the Fund’s fiscal year, major indices in the U.S. continued to improve and were trading at or near their all-time highs.

Mr. Joseph Biden took office as President of the United States and Mr. Pedro Pierluisi as governor of Puerto Rico, both in January 2021. The Biden administration increased the resources and speed of vaccination with the three vaccines that have been approved. The expectation that a majority of the U.S. and P.R. population would be vaccinated by the third quarter of 2021 was not met and the pace of vaccination among states and countries in the world has been very uneven. The new and highly contagious Omicron variant that originated in South Africa has also caused many countries to re-assess their responses to the pandemic. Travel and other restrictions have been re-instated in many parts of the world. Vaccination boosters are being recommended for large portions of the population.

The Fed maintained interest rates at 0.00% to 0.25% at its December 15, 2021, meeting. Although, the Committee cited progress on vaccinations, significant differences in vaccination rates among states persist. The Fed expects continued progress, but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed removed the word transitory from its December statement. It also reduced further

1

the pace of its net asset purchases beginning in January 2022. The Central Tendency projections for the Fed funds rates were revised upwards. The market now expects three Fed Fund increases of one quarter percent each in 2022. On December 31, 2021, the yield on the ten-year U.S. Treasury Notes increased to 1.51% versus 0.93% at the beginning of the period.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an open-end investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

During the fiscal year ended December 31, 2021, the fund experienced a total return of 1.44% versus 0.53% for the Bloomberg Barclays Build America Bonds (I21268 Index) and 0.83% for the ICE BofA Build America Bond Index. Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions.

During the fiscal year ended December 31, 2021 the dividend yield, computed over the original investment of $10 per share, was 4.68%. The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of income earned. During the year, the monthly dividends exceeded the income by $0.04. That dividend was paid from undistributed income earned in prior periods. There was no return of capital during the period. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 of

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

3

the Financial Statement for a reconciliation of book and tax income and undistributed net investment income.

At December 31, 2021, the net asset value (“NAV”) was $11.90, down $0.30 from the $12.20 at the beginning of the year. The decrease is attributable to $0.26 decrease in the valuation of the portfolio (discussed below) and the $0.04 distribution of prior period undistributed income discussed above.

The Fund’s investment portfolio is comprised of various security classes. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the Fund’s Investment Adviser and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the Fund’s sub-investment adviser and manages the U.S. municipal securities portion. Both advisers consider numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. Some of the securities in which the Fund has invested have call dates prior to maturity. Others are non-callable or have make whole call provisions. The Mortgage-Backed Securities (“MBS’) are subject to prepayments on the underlying collateral.

The majority of the securities owned by the Fund are long-dated U.S. municipal securities. The maturities of the Fund’s portfolio securities are included in the Schedule of Investments which forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The Puerto Rico investment portfolio is allocated between a corporate bond issued by Autopistas Metropolitanas and MBS collateralized with Puerto Rico mortgages and issued and guaranteed by U.S. Agencies. A portion of the Autopistas Metropolitanas bond was sold to reduce the leverage ratio of the fund below 33%. During the year

4

the decrease in the market value of the Autopistas Metropolitanas bond and the MBS was directly related to the increase in the yield of the 10-year U.S. Treasury Note.

The U.S. portfolio continues to be invested in Build America and Taxable Municipal bonds. Many of these long-dated bonds have make-whole call provisions; the rest have call protections ranging from 2022 to 2030. Some U.S. municipal bonds were also sold to reduce the leverage. The reduction in leverage consisted of paying off the outstanding repos. At December 31, 2021, the outstanding leverage consisted of short-term borrowings from a financial institution. The valuation of the U.S municipal portfolio also decreased in relation to the increase in the yield of the 10-year U.S. Treasury Note.

The duration of the portfolio is managed with Ultra Long U.S. Treasury Bond futures contracts. At year-end, the Fund had 39 contracts expiring in March 2022 with a notional amount of approximately $7.7 million.

The Fed maintained short-term rates at 0.00-0.25% during the entire fiscal year. Long term rates, on the other hand, increased as the market reacted to the continuing positive economic news and the Fed announcement of the scaling back of the purchases of U.S. Treasury and Agency MBS. The yield of the 10-year note increased 0.58% from 0.93% to 1.51%, while the yield of the 2-year note increased 0.62% from 0.12% to 0.74%. Thus, the yield curve flattened 0.04% during the year. The increase in the yield of the 10-year note was responsible for the decrease in the valuation of the Fund’s portfolio.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Corporate	8.89%
Mortgage-Backed Securities	9.51%
Transportation Bonds	26.75%
Utilities Bonds	12.43%
Dedicated Tax Bonds	25.39%
Healthcare Bonds	7.08%
Educational Bonds	6.38%
Other	3.57%
Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	18.40%
U.S.	81.60%
Total	100.00%

The following table shows the ratings of the Fund’s security portfolio as of December 31, 2021. The ratings used are the highest rating given by one of the three nationally

5

recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating	Percent
(% of Total Portfolio)
AAA	10.61%
AA	46.13%
A	24.21%
BBB	19.05%
Total	100.00%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund has a $35 million line of credit with Societe Generale, a French multinational banking and financial services company. Societe Generale has obtained a security interest on the pledged collateral that consists of U.S. municipal bonds. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates.

As of December 31, 2021, the Fund had the following leverage outstanding:

Borrowings under the Line of Credit	$31,350,000
Leverage Ratio	26.5%

Refer to Footnote D of the Schedule of Investments for a detail of the pledged securities and to Note 7 of the Financial Statements for further details on the line of credit during the year.

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LIQUIDITY PROGRAM

LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on February 25, 2022, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from October 1, 2021, through December 31, 2021, and stated the following:

8

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

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U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the fiscal year ended December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$12.20
Operating		Net investment income	0.43
Performance: (a)		Net realized loss and unrealized appreciation (depreciation) from investments	(0.26)
		Total from investment operations	0.17
		Less: Dividends from net investment income to common shareholders	(0.47)
		Net asset value applicable to common stock, end of period	$11.90

Total Investment Return: (b)
		Based on net asset value per share *	1.44%

Ratios:
	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees and reimbursed expenses	1.86%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.59%

Supplemental Data:
		Net assets, end of period (in thousands)	$86,535
		Portfolio turnover	8.18%
		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	8.18%

	*	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 7,395,457 for the fiscal year ended December 31, 2021.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date.

	(c)	Based on average net assets of $88,329,255 for the fiscal year ended December 31, 2021.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.61%.

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2021

Face Amount				Issuer	Coupon	Maturity Date	Value

Puerto Rico Taxable Obligations - 11.81% of net assets applicable to common shareholders, total cost of $10,518,000

$10,518,000		C		Autopistas Metropolitanas de Puerto Rico, 144A security	6.75%	06/30/35	$10,214,366

Principal Outstanding Amount

Puerto Rico GNMA Taxable - 3.79% of net assets applicable to common shareholders, total cost of $3,137,666

$3,133,880	A			GNMA Pool 693267	5.60%	04/15/37	$3,281,019

Puerto Rico FNMA Taxable - 8.85% of net assets applicable to common shareholders, total cost of $7,126,336

$895,416				FNMA Pool AP1207	3.50%	02/01/43	$968,216
1,835,370				FNMA Pool AR5155	3.50%	04/01/43	1,984,658
1,341,849				FNMA Pool AV7070	3.00%	06/01/45	1,423,164
196,717				FNMA Pool 850032	5.50%	05/01/36	222,672
2,830,264				FNMA Pool AR5162	3.50%	05/01/43	3,060,463
$7,099,616	B						$7,659,173

Face Amount

US Municipals - 107.00% of net assets applicable to common shareholders, total cost of $81,998,410

$630,000	F	E	D	Alameda County Joint Powers Authority	7.05%	12/01/44	$1,036,673

1,000,000	F	E		Bay Area Toll Authority	7.04%	04/01/50	1,749,199

1,000,000	F	E		Bay Area Toll Authority	3.55%	04/01/54	1,030,225

1,000,000		E	D	California State General Obligation	7.63%	03/01/40	1,656,262

1,000,000	F		D	California Statewide Communities Development Authoriy	4.82%	08/01/45	1,087,057

1,705,000	F	E	D	Chicago O’Hare International Airport	6.40%	01/01/40	2,566,857

750,000	F	E	D	Chicago Transportation Authority	6.20%	12/01/40	1,025,438

250,000	F		D	Chicago Transit Authority	3.91%	12/01/40	277,630

575,000	F	E	D	Chicago Wastewater Transmission	6.90%	01/01/40	817,778

1,685,000	F	E	D	Colorado Bridge Enterprise	6.08%	12/01/40	2,391,409

1,000,000	F	E	D	Dallas Convention Center Hotel Development Corp.	7.09%	01/01/42	1,411,098

1,000,000	F		D	Escambia County Health Facilities Authority	3.61%	08/15/40	1,061,956

1,440,000	F		D	Foothill Eastern Transportation Corridor Agency	4.09%	01/15/49	1,547,804

1,000,000	F			Grand Parkway Transportation Corp.	3.24%	10/01/52	1,011,788

1,000,000	F		D	Idaho Health Facilities Authority	5.02%	03/01/48	1,294,478

2,370,000	F	E	D	Illinois State Toll Highway Authority	6.18%	01/01/34	3,231,777

1,000,000	F	E	D	Indianapolis Public Improvement Bond Bank	6.12%	01/15/40	1,406,748

250,000			D	Inglewood California Taxable Pension Obligation	4.35%	09/01/47	268,327

285,000	F		D	Kentucky County Airport	4.69%	01/01/49	312,952

1,000,000	F		D	Kentucky Economic Development Finance Authority	4.31%	12/01/35	1,097,844

1,000,000	F	E	D	Los Angeles California Department of Water and Power	6.01%	07/01/39	1,325,837

315,000	F	E	D	Los Angeles County Public Works Financing Authority	7.62%	08/01/40	519,990

1,285,000	F	E	D	Los Angeles County Public Works Financing Authority	7.49%	08/01/33	1,769,268

1,000,000	F			Louisiana Local Government Environmental Facilities	2.59%	02/01/43	949,165

1,840,000	F	E	D	Louisville & Jefferson County Metropolitan Sewer District	6.25%	05/15/43	2,698,325

375,000	F			Maryland Economic Development Corp.	4.13%	06/01/29	394,046

150,000	F			Maryland Economic Development Corp.	4.25%	06/01/31	157,902

1,250,000	F	E	D	Metropolitan Transportation Authority	7.34%	11/15/39	2,001,414

1,120,000	F	E	D	Metropolitan Transportation Authority	6.81%	11/15/40	1,593,683

1,710,000	F		D	Miami- Dade County Florida	4.28%	10/01/41	1,875,386

1,070,000	F		D	Michigan Finance Authority	3.27%	06/01/39	1,131,445

1,500,000	F			Michigan State University	4.50%	08/15/48	1,721,802

2,252,000	F	E		Municipal Electric Authority of Georgia	7.06%	04/01/57	3,341,891

1,250,000	F	E		New Jersey Turnpike Authority	7.10%	01/01/41	1,961,150

600,000	F		D	New Jersey State Education	3.84%	09/01/36	639,101

1,000,000		E	D	New York General Obligations Bonds	5.99%	12/01/36	1,321,079

1,150,000	F			New York City Industrial Development Agency	6.03%	01/01/46	1,553,034

1,770,000	F	E		New York City Transitional Finance Authority Building Aid Revenue	6.83%	07/15/40	2,527,213

1,000,000	F	E		New York City Transitional Finance Authority	5.77%	08/01/36	1,253,601

1,000,000	F		D	New York Dormitory Authority	4.95%	08/01/48	1,134,277

1,000,000	F			New York Transportation and Development Corp.	3.67%	07/01/30	997,756

500,000	F	E		New York City Water and Sewer	5.44%	06/15/43	721,995

500,000	F	E	D	New York Urban Development Corp.	5.77%	03/15/39	616,037

1,000,000	F			New York State Thruway Authority	3.50%	01/01/42	1,040,491

1,000,000		E	D	North Las Vegas General Obligation	6.57%	06/01/40	1,381,709

1,000,000	F	E	D	North Texas Tollway Authority	6.72%	01/01/49	1,689,644

1,000,000	F	E	D	Northern California Power Agency Bond	7.31%	06/01/40	1,487,824

500,000	F			Oklahoma State Development Finance Authority	5.45%	08/15/28	591,728

1,210,000	F	E	D	Pennsylvania Turnpike Commission	5.56%	12/01/49	1,792,446

1,250,000	F		D	Port Authority of New York & New Jersey	5.65%	11/01/40	1,750,029

1,200,000	F		D	Port of Portland	4.06%	07/01/39	1,268,689

925,000	F	E		Public Power Generation Agency Bond	7.24%	01/01/41	1,338,444

1,815,000	F	E	D	Rutgers The State University of New Jersey	5.67%	05/01/40	2,449,208

1,160,000	F	E	D	Sacramento Municipal Utility District	6.16%	05/15/36	1,611,272

1,500,000	F		D	San Antonio Customer Facilities Charge	5.67%	07/01/35	1,653,222

1,140,000	F			San Francisco City & County Redevelopment Agency	8.41%	08/01/39	1,850,748

1,000,000	F			Saint Lucie County	4.07%	11/01/47	1,098,073

750,000	F		D	Spartanburg Regional Health Services District	4.23%	04/15/38	859,156

1,000,000	F		D	Spartanburg Regional Health Services District	3.55%	04/15/50	1,071,117

1,000,000	F		D	Tarrant County Cultural Education Facilities Finance Corp.	3.42%	09/01/50	1,035,832

1,715,000	F		D	Texas Private Activity Bond	3.92%	12/31/49	1,918,632

1,785,000	F	E	D	University of California	5.95%	05/15/45	2,525,457

2,070,000	F	E	D	Utah Transit Authority	5.94%	06/15/39	2,848,883

1,980,000	F	E	D	Washington State Convention Center Public Facilities District	6.79%	07/01/40	2,582,138

240,000	F			Wisconsin Center District	4.17%	12/15/50	260,677
$70,817,000							$92,594,116

The accompanying notes are an integral part of these financial statements.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2021

US Municipals Zero Coupon - 1.39% of net assets applicable to common shareholders, total cost of $836,063

$ 1,595,000	F	Alameda Corridor Transportation Authority	0.00%	10/01/31	$1,201,067

Total investments (132.84% of net assets)					$114,949,741
Other assets less liabilities (-32.84% of net assets)					(28,414,996)
Net assets applicable to common shareholders - 100%					$86,534,745

Purchased		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation

Futures Contracts - total cost of $7,603,927

39 Contracts		Ultra Long Term U.S. Treasury Bond Futures	03/22/22	$ 7,650,096	$(46,169)

    The underlying notional amount at value of futures purchased is 8.84% of net assets applicable to common shareholders

A

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. It is a project loan with monthly principal amortizations, and is callable at the option of the mortgages on the date shown. As a result, the average life may be substantially less than the original maturity.

B

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C	Private Placement under rule 144A.

D	A portion or all of the security has been pledged as collateral for line of credit.

E	BABs - these securities are Build America Bonds (“BAB”), which are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder.

F	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2021

Assets:
	Investments in securities:
	Securities pledged as collateral on line of credit, at value, which has the right to be repledged (identified cost - $55,268,768)		$62,539,363
	Other securities, at value (identified cost - $48,347,707)		52,410,378
			114,949,741
	Cash		1,322,060
	Cash restricted for futures contracts		709,013
	Interest receivable		1,232,323
	Receivable for operating expenses to be reimbursed		30,903
	Prepaid expenses and other assets		8,506
	Total assets		118,252,546

Liabilities:
	Line of credit		31,350,000
	Due to broker		37,638
	Variation margin payable		8,531
	Directors fees payable		9,120
	Payables:
	Interest and leverage expenses	804
	Investment advisory fees	50,446
	Distribution and service fees	18,486
	Administration fee	15,134	84,870

	Accrued expenses and other liabilities		227,642

	Total liabilities		31,717,801

Net Assets Applicable to Common Shareholders:			$86,534,745

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 7,271,491 shares issued and outstanding)		$71,594,810
	Total Distributable Earnings (Accumulated Loss)		14,939,935

	Net assets applicable to common shareholders		$86,534,745

	Shares outstanding at end of year		7,271,491

	Net asset value per share		$11.90

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS

For the fiscal year ended December 31, 2021

Investment Income:
	Interest	$4,813,427

Expenses:
	Interest and leverage related expenses	380,523
	Investment advisory fees	948,210
	Administration fees	189,317
	Distribution and service fees	220,777
	Custodian fees	16,871
	Sub transfer agent fees	11,573
	Professional fees	185,137
	Directors’ fees and expenses	30,017
	Insurance expense	107,254
	Other	87,966

	Total expenses	2,177,645
	Waived investment advisory fees and reimbursable expenses	(535,383)

	Net expenses after waived fees by investment adviser and reimbursable expenses	1,642,262

Net Investment Income:
3,171,165

Realized Gain and Unrealized Appreciation (Depreciation) on Investments and Future Contracts:
	Net realized gain on investments	1,951,710
	Net realized gain on futures contracts	1,242,794
	Change in unrealized appreciation (depreciation) on investments	(4,614,401)
	Change in unrealized appreciation (depreciation) on futures contracts	(276,439)
	Total net realized and unrealized loss on investments and futures contracts	(1,696,336)

Net increase in net assets resulting from operations	$1,474,829

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CHANGES IN NET ASSETS

		For the fiscal year ended December 31, 2021	For the fiscal year ended December 31, 2020
Increase (Decrease) in Net Assets:

	Net investment income	$3,171,165	$3,186,387
	Net realized gain on investments	1,951,710	649,270
	Net realized gain (loss) on futures contracts	1,242,794	(1,529,917)
	Change in unrealized appreciation (depreciation) on investments	(4,614,401)	6,760,873
	Change in unrealized appreciation (depreciation) on futures contracts	(276,439)	(113,300)

	Net increase in net assets resulting from operations	1,474,829	8,953,313

Dividends to Common Shareholders From:
	Net investment income	(3,461,981)	(3,015,342)

Share Transactions:

	Shares sold	9,010,719	12,487,162
	Dividends reinvested	703,112	673,369
	Shares redeemed	(7,686,776)	(10,203,665)

		2,027,055	2,956,866

Net Assets:
	Net increase in net assets applicable to common shareholders	39,903	8,894,837
	Net assets at the beginning of the year	86,494,842	77,600,005

	Net assets at the end of the year	$86,534,745	$86,494,842

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash	For the fiscal year ended December 31, 2021

Cash Provided by Operations:
	Net increase in net assets from operations	$1,474,829
	Adjusted by:
	Purchases of portfolio securities	(10,413,791)
	Proceeds from sale of portfolio securities	27,873,537
	Calls and paydowns of portfolio securities	1,782,497
	Net realized gain on investments	(1,951,710)
	Change in unrealized (appreciation) depreciation on investments	4,614,401
	Change in unrealized (appreciation) depreciation on futures contracts	276,439
	Accretion of discounts on investments	(66,312)
	Amortization of premiums on investments	712,634
	Decrease in interest receivable	137,666
	Increase in prepaid expenses and other assets	(1,537)
	Increase in receivable for operating expenses to be reimbursed	(25,836)
	Decrease in interest and leverage expenses payable	(35,912)
	Increase in directors fee payable	3,040
	Decrease in investment advisory fees payable	(9,128)
	Decrease in administration fees payable	(2,738)
	Increase in distribution and service fee payable	424
	Increase in accrued expenses and other liabilities	75,088

	Total cash provided by operations	24,443,591

Cash Used in Financing Activities:
	Securities sold under repurchase agreements proceeds	153,249,000
	Securities sold under repurchase agreements repayments	(194,908,000)
	Line of credit proceeds	27,550,000
	Line of credit repayments	(7,700,000)
	Proceeds from shares sold	9,034,848
	Dividends to common shareholders paid in cash	(2,758,869)
	Payment for redemption of common shares	(7,686,776)

	Total cash used in financing activities	(23,219,797)

Cash:
	Net increase in cash and restricted cash for the year	1,223,794
	Cash and restricted cash at the beginning of the year	807,279

	Cash and restricted cash at the end of the year	$2,031,073

Cash Flow Information:	Cash paid for interest and leverage related expenses	$416,435

	Non-cash activities-dividends reinvested by common shareholders	$703,112

The accompanying notes are an integral part of these financial statements.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

1.	Reporting Entity and Significant Accounting Policies

U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (formerly known as U.S. Municipal and Income Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, open-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on September 27, 2012 and commenced operations on January 18, 2013.

The Fund is divided into a Puerto Rico taxable securities portion and a U.S. portion (consisting primarily of United States municipal securities). UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”) and directly manages the Puerto Rico taxable securities portion. Nuveen Asset Management, LLC is the sub-investment adviser managing the U.S. portion. UBSTC is also the Fund’s Administrator (the “Administrator”) and the Transfer Agent (the “Transfer Agent”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined daily by the Administrator after the close of trading on the New York Stock Exchange (NYSE), or if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day. The net asset value per

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At December 31, 2021, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Taxable Obligations: Price for these securities is obtained from third-party service providers. Third-party service providers use a pricing methodology based on observable market inputs. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments. This note is classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

U.S. Municipal Obligations: The fair value of U.S. municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the portfolio by inputs used as of December 31, 2021, in valuing the Fund’s investments carried at fair value:

	Investments in Securities and Futures Contracts
	Level 1	Level 2	Level 3	Balance 12/31/2021
Puerto Rico Taxable Obligations	$-	$10,214,366	$-	$10,214,366
Puerto Rico GNMA Taxable	-	3,281,019	-	3,281,019
Puerto Rico FNMA Taxable	-	7,659,173	-	7,659,173
US Municipals	-	93,795,183	-	93,795,183

Subtotal	$-	$114,949,741	$-	$114,949,741

Futures Contracts*	(46,169)	-	-	(46,169)

Total	$(46,169)	$114,949,741	$-	$114,903,572

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin payable, while the remaining amount is presented as due to broker.

There were no Level 3 securities during the year ended December 31, 2021.

There were no transfers into or out of Level 3 during the year ended December 31, 2021.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% of the dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% of the dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of the dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”)) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended December 31, 2021, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

The following table provides a reconciliation of cash and restricted cash reported within the statement of assets and liabilities that sum to the total of the same such amounts shown in the statement of cash flows:

12/31/2021
Cash	$1,322,060
Cash restricted for future contracts	709,013
Total cash and restricted cash shown in the statement of cash flows	$2,031,073

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Dividends and Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis. Distributions on shares will be reinvested at the net asset value per share determined on the ex-dividend date.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Upon entering into a financial futures contract, the Fund is required to pledge to a Futures Commission Merchant (“FCM”), an amount per contract as determined by an exchange of cash, U.S. government securities, or other assets, otherwise known as “initial margin”. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the price of the futures contract. The Fund recognizes an unrealized gain or loss equal to the aggregate daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts reflect expectations of projected reference instrument or index price levels, and not necessarily current market levels, circumstances may result in discrepancies between changes in the price of the futures contract and the movement in the reference instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from, among other things, changing assumptions regarding the financing cost of the underlying instrument or index, changing assumptions regarding the implied volatility of the underlying index or instrument, and / or changing assumptions regarding the ease of sourcing the instrument or index for eventual delivery into the futures contract.

The Fund utilizes U.S. treasury futures contracts that are traded at the Chicago Mercantile Exchange (“CME”), a registered futures exchange. By investing in futures contracts, the Investment Adviser seeks to alter the interest rate sensitivity, also known as duration, of the Fund. The relationship between interest rates on the underlying assets of the Fund and on the value of futures contracts may or may not remain constant. As a result, the use of futures may or may not alter the interest rate sensitivity of the Fund as expected by the Investment Advisor, and may result in unexpected gains or losses.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There are no securities sold under repurchase agreements outstanding as of December 31, 2021.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the fiscal year ended December 31, 2021, the Fund decreased interest income in the amount of $7,502 related to net realized losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 10 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the fiscal year ended December 31, 2021, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Interest and dividend income is accrued on a daily basis, except when collection is not expected.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Advisory Fees:

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average daily gross assets. For the fiscal year ended December 31, 2021, investment advisory fees amounted to $948,210, equivalent to 0.75% of the Fund’s average daily gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $317,154, for a net fee of $631,056, which represents an effective rate of 0.50%. The investment advisory fees payable amounted to $50,446 as of December 31, 2021.

Sub-Advisory Fees:

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund and the Investment Adviser entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management (the “sub-adviser”) on behalf of the Fund. Pursuant to the Sub-Advisory Agreement, and under the supervision of the Investment Adviser and the Board of Directors, the sub-adviser will be responsible for the day to day investment

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

management of up to 80% of the Fund’s assets, which it will invest primarily in U.S. municipal securities. The Investment Adviser will pay the sub-adviser an annual fee not to exceed 0.25% of the average daily gross assets.

Administration, Custodian and Transfer Agent Fees:

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. The Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. For the fiscal year ended December 31, 2021, the gross fee for administration services amounted to $189,317, which is equivalent to 0.15% of the Fund’s average daily gross assets. The administrative, custody, and transfer agent fees payable amounted to $15,134 as of December 31, 2021.

Expense Limitation and Reimbursement Agreement:

UBSTC and the Fund have entered into an agreement whereby UBSTC agrees to assume the operating expenses of the Fund relating to services rendered to the Fund in the ordinary course of business, including but not limited to shareholder services, legal, regulatory and accounting fees, printing costs, and registration fees (collectively, the “Other Expenses”) in order to maintain the Fund’s total annual fund operating expenses (“Total Expenses”) at a level which is no greater than 1.00% of the Fund’s daily gross assets, subject to future reimbursement by the Fund.

The Fund agrees to reimburse UBSTC for the Other Expenses of the Fund that are paid by UBSTC pursuant to the agreement at such time as the Total Expenses for the Fund fall below the amounts set forth above for the annual period; provided that such reimbursement does not cause the Fund’s Total Expenses to exceed 1.00% of the Fund’s daily gross assets and the reimbursement is made within three years after UBSTC paid the expense. The Expense Limitation and Reimbursement Agreement is effective through March 31, 2022 and may be continued at the discretion of UBSTC. The excess expenses potentially reimbursable to UBSTC at December 31, 2021 amounted to $218,229 and such reimbursement period expires at December 31, 2024.

Distribution and Service Fees:

UBS Financial Services, Inc. (“UBSFS”) serves as distributor (“Distributor”) of the shares of common stock of the Fund. Pursuant to a Distribution Plan, the Fund is authorized to pay the Distributor as compensation for its services a monthly distribution and service fee at an annual rate of 0.25% of the daily net assets of the Fund, which excludes the proceeds of leverage. For the fiscal year ended December 31, 2021, the distribution and service fees amounted to $220,777. The distribution and service fees payable amounted to $18,486 as of December 31, 2021.

Other Transactions with Affiliates:

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBSFS, or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Certain Fund officers and directors are also officers and directors of UBSTC. The four (4) independent directors of the Fund’s Board of Directors through April 30, 2021, and six (6) as of May 2021 are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the fiscal year ended December 31, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $30,017. The directors fees payable amounted to $9,120 as of December 31, 2021.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

UBS Puerto Rico	$-	-	$-	-	$62,469	41%

Unaffiliated	10,064	100%	27,874	100%	90,780	59%

	$10,064	100%	$27,874	100%	$153,249	100%

These affiliated transactions were executed prior to registration under the 1940 Act.

Interest expenses from securities sold under repurchase agreements with UBSFS during the year ended December 31, 2021 amounted to $21,670.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share. Capital share transactions for the fiscal years ended December 31, 2021 and 2020 were as follows:

Common Shares	2021	2020
Shares sold	$9,010,719	$12,487,162
Reinvestment of dividends	703,112	673,369
Shares redeemed	(7,686,776)	(10,203,665)

	$2,027,055	$2,956,866

Transactions in common shares during the fiscal years ended December 31, 2021 and 2020 were as follows:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Common shares	2021	2020
Beginning common shares	7,088,071	6,834,912
Shares sold	756,491	1,085,602
Reinvestment of dividends	58,858	58,154
Shares redeemed	(631,929)	(890,597)

Ending common shares	7,271,491	7,088,071

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the fiscal year ended December 31, 2021, were as follows:

	Purchases	Sales	Calls and Paydowns
Puerto Rico Obligations	$-	$2,587	$1,569
US Obligations	10,064	25,287	214

	$10,064	$27,874	$1,783

5.	Futures Contracts

The Fund engaged in the following transactions during the fiscal year ended December 31, 2021 related to futures contracts:

	No. of	Notional Amount	Net Unrealized	Variation Margin
	Contracts	at Cost	Gain (Loss)	Asset	Liability

Balance at beginning of the year	64	$13,874,274	$230,270	$-	$22,000

Purchases	206	39,410,066

Sales	(231)	(45,680,413)

Balance at end of the year*	39	$7,603,927	$(46,169)	$-	$8,531

*	As of December 31, 2021 the Fund had 39 Ultra Long Term U.S. Treasury Bond futures contracts that expire on March 22, 2022.

The daily average underlying notional amount of futures contracts during the fiscal year ended December 31, 2021 amounted to $10,419,720.

At December 31, 2021, cash amounting to $709,013 was pledged as collateral for futures contracts.

The following tables present the effect of futures contracts on the Statement of Operations for the fiscal year ended December 31, 2021:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

Amount of realized gain (loss) on futures contracts recognized in income:
Derivative Contract	Realized Gain
Ultra Long Term U.S. Treasury Bond Futures	$1,242,794
Amount of change in unrealized appreciation (depreciation) on futures contracts recognized in income:
Derivative Contract	Unrealized Appreciation (Depreciation)
Ultra Long Term U.S. Treasury Bond Futures	$(276,439)

6.	Securities Sold Under Repurchase Agreements

There were no securities sold under repurchase agreements outstanding as of December 31, 2021, however, related information is as follows:

Maximum aggregate balance outstanding at any time of the year	$41,659,000

Average balance outstanding during the year	$13,038,704

Average interest rate during the year	1.29%

There was no interest payable on securities sold under repurchase agreements.

7.	Line of Credit

Effective on August 5, 2015, the Fund granted Societe Generale, a French multinational banking and financial services company with headquarters in Paris, a security interest pursuant to the Credit Agreement between the Fund and Societe Generale. The Fund agrees to provide and at all times maintain adequate margin in the account pursuant to the terms and conditions of the Credit Agreement. Upon notice from Societe Generale that the value of the pledged assets is less than the margin required by Societe Generale under the Credit Agreement, the Fund shall deposit in the account additional property acceptable to Societe Generale with a value sufficient to remedy such deficiency. For the fiscal year ended December 31, 2021, the Fund had a line of credit amounting to $35,000,000. The related debt outstanding at December 31, 2021 was $31,350,000. The amount of unused line of credit, subject to the Credit Agreement, at December 31, 2021 was $3,650,000 and related information is as follows:

Weighted average interest rate at end of the year	0.92%

Maximum aggregate balance outstanding at any time of the year	$31,350,000

Average balance outstanding during the year	$24,348,493

Average interest rate during the year	0.85%

During the fiscal year ended December 31, 2021, interest rates on the line of credit ranged from 0.82% to 0.95%.

At December 31, 2021, investment securities amounting to $62,539,363 were pledged as collateral for the line of credit. Interest payable on the line of credit with Societe Generale amounted to $804 at December 31, 2021.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

8.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At December 31, 2021, the Fund had investments with an aggregate fair value of approximately $10,214,366, which were issued by corporate entities located in the Commonwealth of Puerto Rico and are not guaranteed by the Puerto Rico Government, the U.S. Government or any of its subdivisions. Also, at December 31, 2021, the Fund had investments with an aggregate fair value amounting to $93,795,183, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

9.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

As previously discussed, the Fund must invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers. Up to 80% of its total assets will be invested primarily in United States municipal securities.

As a fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, or issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, including to finance redemptions. The 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

As its investment policy, under normal conditions at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization, or which are determined by the Fund’s Investment Adviser or sub-investment adviser to be of comparable credit quality.

10.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

As a result of certain reclassifications made for financial statements presentation, the Fund’s net investment income according to the financial statements is not the same as net investment income for income tax purposes, as follows:

Net investment income	$3,171,165
Reclassification of realized loss on securities paydowns	7,502

$3,178,667

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$103,616,475

Gross appreciation	11,785,191

Gross depreciation	(498,094)

Net appreciation/(depreciation)	$11,287,097

The Fund’s policy is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the fiscal year ended December 31, 2021, the Fund had distributed from ordinary income $3,461,981 for tax purposes. The undistributed net investment income at December 31, 2021, was as follows:

Undistributed net investment income for tax purposes at the beginning of the year	$3,015,687
Net investment income for tax purposes	3,178,667
Dividends paid to common shareholders	(3,461,981)

Undistributed net investment income for tax purposes at the end of the year	$2,732,373

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2021 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$2,732,373
Accumulated net realized gain from investment	920,465
Unrealized net appreciation from investment	11,287,097

Total Distributable Earnings	$14,939,935

11.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. A portion of Fund’s assets are invested in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments. The Fund may invest up to 15% of its total assets in illiquid securities.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses futures to hedge the duration of the portfolio. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from January 1, 2022 through March 1, 2022 (the date the financial statements were available to be issued) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 3, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.03835 per common share, totaling $278,862 and payable on January 10, 2022, to common shareholders of record as of December 31, 2021.

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

December 31, 2021

On February 1, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.03835 per common share, totaling $278,050 and payable on February 10, 2022, to common shareholders of record as of January 31, 2022.

On March 1, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.03835 per common share, totaling $267,606 and payable on March 10, 2022, to common shareholders of record as of February 28, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (formerly known as U.S. Municipal & Income Fund, Inc.).

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2021, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The financial statements of the Fund as of and for the year ended December 31, 2020 (not presented herein, other than the statement of changes in net assets) were audited by other auditors whose report, dated March 4, 2021, expressed an unqualified opinion on those financial statements based on their audit performed in accordance with auditing standards generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor one or more UBS investment companies since 1978.

New York, New York

March 1, 2022

OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (73)	Director	Director since 2005

President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

				18 funds consisting of 29 portfolios	None
Vicente J. León (82)	Director	Director since 2021

Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.

				18 funds consisting of 29 portfolios	None

1

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos Nido (57)	Director	Director since 2007

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

				25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Director since 2005

President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.

				25 funds consisting of 36 portfolios	None
Clotilde Pérez (70)	Director	Director since 2009

Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.

				25 funds consisting of 36 portfolios	None
José J. Villamil (81)	Director	Director since 2021

Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non- Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of

				18 funds consisting of 29 portfolios	None

2

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council.

Interested Director
Carlos V. Ubiñas (67)****	Director, Chairman of the Board of Directors, and President	Director since 2005 and President since 2015; Chairman of the Board of Directors since 2012

Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.

				18 funds consisting of 29 portfolios	None

Officers
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2005

Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.

				Not applicable	None
William Rivera (63)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.

				Not applicable	None
Javier Rodríguez (48)	Assistant Vice President and	Assistant Vice President and Assistant	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with	Not applicable	None

3

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
	Assistant Treasurer	Treasurer since 2005	Popular Asset Management from 1998 to 2002.
Liana Loyola (60)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Cary Alsina ***** (53)	Assistant Vice President	Assistant Vice President since 2019

Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.

				Not applicable	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019

Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.

				Not applicable	None

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Ubiñas, Villamil, and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****   Mr. Ubiñas is considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

***** Ms. Alsina resigned effective August 13, 2021.

4

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one half year period shown and held for the entire period (July 1, 2021 to December 31, 2021).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

USMUNI	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expense Ratio Six Month	Expenses Paid During the Period*

Actual Fund Return	$1,000.00	$1,014.40	0.84%	4.24
Hypothetical 5% Return	$1,000.00	$1,020.86	0.84%	$4.21

*Expenses are equal to the Fund’s six months expense ratio multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

5

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

6

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

7

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

8

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

9

Statement Regarding Liquidity Risk Management Program

The SEC has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on February 25, 2022, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from October 1, 2021, through December 31, 2021, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

10

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper (Puerto Rico) LLC

Ochoa Building, Suite 401

500 Calle de la Tanca

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

(b)        Not applicable.

Item 2.  Code of Ethics.

(a)        U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund” or the “registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)         No disclosures are required by this Item 2(b).

(c)        The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)        There have been no waivers granted by the Fund to individuals covered by the Code during the reporting period for Form N-CSR.

(e)        Not applicable.

(f)        A copy of the Code is incorporated herein by reference as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)

(1)        The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2) The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3) Not applicable.

Item 4.  Principal Accountant Fees and Services.

On February 18, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2021. The decision to select E&Y was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

As a result, for the fiscal year ended December 31, 2020, PwC was the independent auditor for the Fund and E&Y is the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2021.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by

PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2020 and December 31, 2021 were $53,992 and $60,337, respectively.

(b)        Audit Related Fees – During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

For the fiscal year ended December 31, 2021, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2020 were $3,478. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year ended December 31, 2020 However, there are no fees billed for the period from January 1, 2021 through May 10, 2021.

The registrant has not received any fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended December 31, 2021.

During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended December 31, 2020 and the period from January 1, 2021 through May 10, 2021 the fees were $10,428 and $5,214, respectively. In addition, the registrant was billed by PwC for professional services provided in connection with the Fund’s 1940 Act registration and auditor’s consent which totaled $15,914. The registrant was not billed for any other products or services provided by PwC for the fiscal year ended December 31, 2020 and for the from period January 1, 2021 through May 10, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

The registrant was not billed for any other products or services provided by E&Y for the fiscal year ended December 31, 2021 other than the services reported in paragraphs (a) through (c) above.

During the fiscal year ended December 31, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021 were pre-approved by the Audit Committee. For the fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended December 31, 2021 were pre-approved by the Audit Committee. For the fiscal year ended December 31, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(2)        Not applicable.

(f)        Not applicable.

(g)        There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for fiscal year ended December 31, 2020 and for the period from January 1, 2021 through May 10, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the fiscal year ended December 31, 2021.

(h)        The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)        Not applicable.

(b)        Not applicable.

Item 6.  Investments.

(a)        Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a) (1)	Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 9, 2022